SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2005

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Knight Capital Group, Inc.

Current Report on Form 8-K

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

The Company announced today that it filed its Form 10-Q for the second quarter of 2005 with the Securities and Exchange Commission (“SEC”). The filing reflects the restatement of the Company’s financial statements for the years ended December 31, 2002, 2003 and 2004 and for the three months ended March 31, 2005 relating to the Company’s method of accounting for certain property lease transactions and the adjustment in accounting presentation for certain balances within Receivable from brokers and dealers and Payable to brokers and dealers which are described below. In addition, the second quarter Form 10-Q reflects certain adjustments to the second quarter results of the Company that were previously reported in a press release on July 20, 2005. After additional consultation with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, the Company reduced its pre-tax unrealized gains on certain strategic investments within its Corporate segment by $2.4 million during the second quarter of 2005. The impact of this adjustment is a reduction of Investment income and other on the Consolidated Statements of Operations for the three months ended June 30, 2005 and a reduction of Strategic investments on the Consolidated Statements of Financial Condition of $2.4 million. The post-tax adjustment reduced net income for the second quarter by $1.4 million. Inclusive of the adjustment, the Company reported a GAAP loss of $5.6 million for the second quarter of 2005, or a GAAP loss of $0.05 cents per diluted share.

The Company also announced today that it has filed its amended 2004 Annual Report on Form 10-K/A and its amended Form 10-Q/A for the first quarter of 2005 with the SEC. As previously announced on July 11, 2005, the Company restated its financial statements for the years ended December 31, 2002, 2003 and 2004 and for the three months ended March 31, 2005 to correct its method of accounting for certain property lease transactions. In addition, the amended Form 10-Q/A for the first quarter of 2005 includes a change to the accounting presentation of certain balances within Receivable from brokers and dealers and Payable to brokers and dealers as of March 31, 2005.

This information is furnished pursuant to Items 2.02 and 7.01 of Form 8-K. The information furnished under these Items 2.02 and 7.01 shall not be treated as filed for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless and except as specifically incorporated therein.

Item 9.01 Financial Statement and Exhibits

(a)	None.

(b)	None.

(c)	None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: August 9, 2005

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Andrew M. Greenstein

Name:	Andrew M. Greenstein
Title:	Managing Director, Associate General Counsel and Assistant Secretary